Long-Term Financial Model Long-Term Financial Model Vincent Pilette CFO Exhibit 99.1

What Do You Need to Know?
What Do You Need to Know?
We Have Been Delivering on the Growth Opportunities…
We Have Been Delivering on the Growth Opportunities…
•
Great momentum going into Q4’11
• Seven consecutive quarters of double-digit revenue growth
• Four consecutive quarters of double-digit operating margin
• Reiterating Q4 outlook of $155-160M revenue and $0.31-0.34 EPS
•
Solid revenue growth drivers
• Plethora of new product introductions in 2
nd
half of 2011
• Three tuck-in acquisitions closed in 2011
• Record recurring revenue, ink and software maintenance
•
Multiple drivers of profit growth
• Inkjet gross margin back to 40% driven by high quality products
• APPS gross margin expansion as a result of higher sales volume
• OPEX efficiencies driving towards business target of 40-44% of revenue
•
Active capital management
• Working capital improvements, growing cash from operations
• Increased funnel of acquisitions and stock buy-back strategy

This information speaks as of the date hereof and is not subject to update.

EFI Total Addressable Market
EFI Total Addressable Market
Addressable Market is Growing at High-Single Digit
Addressable Market is Growing at High-Single Digit
Segments Estimated
Market
CAGR
(’11-14)
Digital Controllers
• Medium/high-end Controllers
$1.8B
$0.5B 3-5%
Print Production Software
• Creative Software
• Offset workflow
• Print MIS – Production
• Print MIS – Packaging
• Web-to-Print
• Other
$5.0B
$0.3B
$0.3B
$0.3B
4-5%
4-5%
~8%
S/WF Digital Printers
• SWF Printer Ink
• WF Printer Ink
$1.3B 10-12%
Labeling Digital Printers
• Digital Printer ink
• Conversion-ready Analog
$0.7B 13-15%
(1) SOURCE: I.T. Strategies, Info-Trends, EFI business intelligence
•
Today, EFI’s direct
addressable market
amounts to $3.5B growing
at ~8% CAGR
•
#1 market share in high-
end controllers
•
#1 market share in
business automation
software for commercial
printers
•
Plethora of new product
introductions in Inkjet
3
(2)  The 2011E information speaks as of the date hereof and is not subject to update.

Revenue ($M)

($M)
700
600
500
400
300
200
100
-
$621M
+10% YoY
$560M
-10% YoY
$401M
-28% YoY
$504M
+26% YoY
$586M
+16%
8%
37%
55%
9%
39%
52%
12%
40%
48%
12%
41%
47%
~ 14%
~40%
~46%
$92M
$109M
$109M
$123M
$138M
1
2
3
2007
2008
2009
2010
2011E
Fiery
Inkjet
APPS
Recurring Revenue $

Historical Revenue Trend & FY 2011 Estimate
Historical Revenue Trend & FY 2011 Estimate
Revenue Mix is Changing and Recurring Revenue is Growing
Revenue Mix is Changing and Recurring Revenue is Growing
4
Two years of double-digit
revenue growth, on track to
pass  record year (2007)
Driving revenue mix and
diversification of portfolio
Recurring revenue growing
at 11% CAGR (‘07 – ’11),
43% of non-Fiery revenue,
23% of total revenue
(1) 2011E based on Q4’11 midpoint of company’s outlook (Revenue of $155-160M and non-GAAP EPS of $0.31-0.34).
(2) The 2011E information speaks as of the date hereof and is not subject to update.
~
~
~

2
1

EFI Gross Margin

GM $ ($M)
400
350
300
250
200
150
100
50
-
59%
57%
53%
54%
~56%
60%
50%
40%
30%
20%
10%
0%
2007
2008
2009
2010
2011E
Fiery
Inkjet
APPs
GM%

Fiery Gross Margin

GM%
80%
70%
60%
50%
40%
30%
20%
10%
0%
63%
62%
61%
60%
~56%
67%
68%
67%
67%
~68%
70%
60%
50%
40%
30%
20%
10%
0%
% of EFI GM%
2007
2008
2009
2010
2011E
Fiery GM%
Fiery % of Total

Inkjet Gross Margin

GM%
50%
40%
30%
20%
10%
0%
28%
28%
24%
26%
~27%
44%
41%
32%
34%
~38%
30%
25%
20%
15%
10%
5%
0%
% of EFI GM%
2007
2008
2009
2010
2011E
Inkjet GM%
Inkjet % of Total

APPS Gross Margin

GM%
80%
70%
60%
50%
40%
30%
20%
10%
0%
15%
~17%
66%
64%
67%
68%
~70%
20%
15%
10%
5%
0%
% of EFI GM%
2007
2008
2009
2010
2011E
APPS GM%
APPS % of Total

Non-GAAP Gross Margin % Trend
Non-GAAP Gross Margin % Trend
Expanding Gross Margin While Diversifying Gross Profit Sources
Expanding Gross Margin While Diversifying Gross Profit Sources
5
(1) 2011E based on Q4’11 midpoint of company’s outlook (Revenue of $155-160M and non-GAAP EPS of $0.31-0.34).
(2) Non-GAAP numbers have been adjusted to exclude certain items.  See GAAP to non-GAAP reconciliation and our use of non-GAAP information.
(3) The 2011E information speaks as of the date hereof and is not subject to update.

Non-GAAP OPEX % of Revenue

Opex ($M)
300
250
200
150
100
50
-
70%
60%
50%
40%
30%
20%
10%
0%
$285
$278
$230
$235
~ $263
6%
7%
7%
6%
6%
19%
20%
24%
21%
19%
21%
23%
26%
20%
19%
46%
50%
57%
47%
~45%
2007
2008
2009
2010
2011E
R&D
S&M
G&A
EFI % of Rev

Non-GAAP OPEX vs. Revenue Growth

30%
20%
10%
0%
-10%
-20%
-30%
-40%
14%
10%
-2%
-10%
-17%
-28%
26%
2%
16%
~12%
2007
2008
2009
2010
2011E
YoY Rev Growth
YoY Opex Growth

Cost Structure Trend
Cost Structure Trend
Lowering Spend as % of Revenue
Lowering Spend as % of Revenue
•
OPEX efficiencies driving towards lower % of revenue
•
OPEX balance between technology investment and direct sales capacity
•
Infrastructure savings leading to higher % of innovation and variable spend
6
(2) Non-GAAP numbers have been adjusted to exclude certain items.  See GAAP to non-GAAP reconciliation and our use of non-GAAP information.
(1) 2011E based on Q4’11 midpoint of company’s outlook (Revenue of $155-160M and non-GAAP EPS of $0.31-0.34).
(3) The 2011E information speaks as of the date hereof and is not subject to update.

Non-GAAP P&L
Non-GAAP P&L
Returning to Historical Operating Profit Margin Performance
Returning to Historical Operating Profit Margin Performance
2007
2007
2008
2008
2009
2009
2010
2010
2011E
2011E
Revenue
YoY %
$621M
+10%
$560M
-10%
$401M
-28%
$504M
+26%
$586M
+16%
GM %
58.5%
57.1%
53.0%
53.8%
~56%
OPEX
% of  Rev
$285M
46%
$278M
50%
$230M
57%
$235M
47%
~$263M
~45%
OP
% of  Rev
$78M
12.6%
$42M
7.5%
($18M)
(4.5%)
$36M
7.1%
~$66M
~11%
EPS $1.19 $0.74 ($0.22) $0.59 $1.08
•
2011 return to double
digit operating profit
margin
•
Moving towards
sustainable profit drop
rate of ~25%+ on
annual basis
•
2011E OP and EPS
growth >  80% YoY
driven by  gross margin
improvement  and
increased spend
productivity
7
(1) 2011E based on Q4’11 midpoint of company’s outlook (Revenue of $155-160M and non-GAAP EPS of $0.31-0.34).
(3) The 2011E information speaks as of the date hereof and is not subject to update.
(2) Non-GAAP numbers have been adjusted to exclude certain items.  See GAAP to non-GAAP reconciliation and our use of non-GAAP information.

Balance Sheet Optimization
Balance Sheet Optimization
Growing Cash from Operations
Growing Cash from Operations
Key Balance
Sheet
Figures
Q3’07 Q3’08 Q3’09 Q3’10 Q3’11
Total
Cash
& Investments*
$550M $202M $270M $207M $203M
YTD Cash Flow from
Operations
% of Revenue
$54M
12%
$25M
6%
($26M)
--
$19M
5%
$43M
10%
Working Capital (Days) 52.5 63.7 80.7 61.0 59.2
Accounts Receivable
(net)
$97M $97M $80M $86M $91M
DSO 56.5 61.4 72.5 61.0 57.2
Net Inventory $37M $48M $44M $45M $47M
Inventory Turns 7.0 5.3 4.5 5.5 5.4
Total Assets $1,199M $865M $731M $685M $720M
* Excludes $56.9 million long term restricted investments

Date	Acquired Company
2008	Pace (Q3)
	Rastek (Q4)
2010	Radius (Q3)
2011	PrintStream (Q1)
	Prism (Q3)
	Entrac (Q3)

80
70
60
50
40
30
20
10
-
# of Shares (in Mil)
68
57
50
48
47
2007
2008
2009
2010
Q3 2011
# of Shares Outstanding

Capital Allocation Strategy
Capital Allocation Strategy
•
Continued focus on cash generation
(~1 x OP on annual basis)
•
Use of cash: the Board and
Management will continue to evaluate
options, including:
-
M&A- strengthening our existing segments,
with accretive deals
-
Continue to
reduce the shares of common
stock outstanding
-
Accumulate cash
•
Currently we are not focused on:
-
Transformative acquisition
-
Dividend

The 2011E information speaks as of the date hereof and is not subject to update.

LT Mix	Revenue$ Mix	GM$ Mix
Fiery	=< 40%	~45%
Inkjet/APPS	>= 60%	~55%
Total	100%	100%

Non-GAAP Long-Term Financial Model
Non-GAAP Long-Term Financial Model
Targeting 12-15% Operating Profit Margin
Targeting 12-15% Operating Profit Margin
2011
LT Model
L-T Growth Gross
Margin
OPEX Op Margin
Fiery GDP+ 66% - 68%
Inkjet 10% -15% ~ 40%
APPS 10% - 20% > 70%
Total ~ 10% 55%- 57% 40%- 44% 12%- 15%
53-55%
40-44%
10-14%
~10% 2010 LT model
10
Raising long term APPS
revenue growth target  to
10-20% YoY
Raising EFI long-term GM
rate to 55-57% driven by
APPS GM expansion and
revenue mix
Raising  EFI long-term
operating profit margin
range to 12-15%  of revenue
1
1
2
2
3
3
The 2011E information speaks as of the date hereof and is not subject to update.
6-10%
6-10%
GDP+
66-68%
~40%
67-69% 2010 LT model
2010 LT model
2010 LT model

Appendix Appendix

Use of Non-GAAP Financial Information

To supplement our consolidated financial results prepared in accordance with GAAP, we use non-GAAP measures of net income (loss) and earnings per diluted share that are GAAP net income (loss) and GAAP earnings per diluted share adjusted to exclude certain recurring and non-recurring costs, expenses, and gains.

We believe that the presentation of non-GAAP net income and non-GAAP earnings per diluted share provides important supplemental information regarding non-cash expenses, significant recurring and non-recurring items that we believe are important to understanding our financial and business trends relating to our financial condition and results of operations. Non-GAAP net income and non-GAAP earnings per diluted share are among the primary indicators used by management as a basis for planning and forecasting future periods and by management and our board of directors to determine whether our operating performance has met specified targets and thresholds. Management uses non-GAAP net income and non-GAAP earnings per diluted share when evaluating operating performance because it believes that the exclusion of the items described below, for which the amounts and/or timing may vary significantly depending upon the Company's activities and other factors, facilitates comparability of the Company's operating performance from period to period. We have chosen to provide this information to investors so they can analyze our operating results in the same way that management does and use this information in their assessment of our business and the valuation of our Company.

Use and Economic Substance of Non-GAAP Financial Measures

We compute non-GAAP net income and non-GAAP earnings per diluted share by adjusting GAAP net income (loss) and GAAP earnings per diluted share to remove the impact of recurring amortization of acquisition-related intangibles and stock-based compensation expense, as well as restructuring related and non-recurring charges and gains and the tax effect of these adjustments. Such non-recurring charges and gains include end-of-life inventory purchase and related obsolescence, asset impairment, sale of a non-strategic minority investment in a private company, acquisition-related transaction costs, and costs to integrate such acquisitions into our business.

- Recurring charges and gains, including:
  - Amortization of acquisition-related intangibles. Intangible assets acquired to date are being amortized on a straight-line basis.
  - Stock-based compensation expense recognized in accordance with FASB Accounting Standards Codification, Topic 718, Stock Compensation.
- Non-recurring charges and gains, including:
  - Excess solvent inventories and related end-of-life purchases.
  - Restructuring and other consists of:
    - Restructuring related charges. We have incurred restructuring charges as we reduced the number and size of our facilities and the size of our workforce.
    - Asset impairment costs consist primarily of a facility closure and the write-off of a private minority investment.
    - Expenses incurred to integrate businesses acquired during the periods reported.
  - Acquisition-related transaction costs associated with businesses acquired during the periods reported and anticipated transactions.
  - Change in fair value of contingent consideration. Our management has determined that when analyzing the operating results of an acquired entity, we should focus on the total return provided by the investment (i.e., operating profit generated from the acquired entity compared to the purchase price paid, including the final amounts paid for contingent consideration) without taking into consideration any expenses recognized post-acquisition related to the change in the fair value of the contingent consideration. Our management determined that because the final purchase price paid for an acquisition necessarily reflects the accounting value assigned to both contingent consideration and to the intangible assets, when analyzing the operating results of an acquisition in subsequent periods, we should exclude the GAAP impact of any adjustments to the fair value of acquisition-related contingent consideration to its financial results. We believe this approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the impact of this adjustment. For the quarter ended September 30, 2011, we have excluded approximately $1.5 million from our non-GAAP results related to the change in the fair value of the Radius acquisition contingent consideration.
  - Gain on sale of minority investment in a privately held company. Other investments, included within other assets, consist of equity and debt investments in privately-held companies that develop products, markets, and services that are considered to be strategic to us. Each of these investments had been fully impaired in prior years. On September 1, 2011, we sold one of these investments for $2.9 million because it was no longer considered to be strategic.
- Tax effect of non-GAAP adjustments.
  - After excluding the items described above, we apply the principles of ASC 740 to estimate the non-GAAP income tax provision in each jurisdiction in which we operate.
  - We have excluded interest accrued on prior year tax reserves of $0.1 and $0.4 million for the three and nine months ended September 30, 2011, respectively, and $0.1 and $0.4 million for the three and nine months ended September 30, 2010, respectively, as well as other tax benefits of $0.4 million for the three and nine months ended September 30, 2011.
  - We have excluded the recognition of previously unrecognized tax benefits of $8.4 million from our non-GAAP net income for the three and nine months ended September 30, 2010 to facilitate comparability of our operating performance between the periods. These tax benefits primarily resulted from the release of previously unrecognized tax benefits resulting from the expiration of U.S. federal statutes of limitations

Usefulness of Non-GAAP Financial Information to Investors

These non-GAAP measures are not in accordance with or an alternative to GAAP and may be materially different from other non-GAAP measures, including similarly titled non-GAAP measures, used by other companies. The presentation of this additional information should not be considered in isolation from, as a substitute for, or superior to, net income (loss) or earnings per diluted share prepared in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect certain items that may have a material impact upon our reported financial results. We expect to continue to incur expenses of a nature similar to the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP net income and non-GAAP earnings per diluted share should not be construed as an inference that these costs are unusual, infrequent, or non-recurring.

efi

About our Non-GAAP Net Income About our Non-GAAP Net Income and Adjustments and Adjustments This information speaks as of the date hereof and is not subject to update. 12

Q3 2011 Results Summary
Q3 2011 Results Summary
.
This information speaks of the date hereof and is not subject to update.
$M
Q3 2011 Q2 2011 % Change Q3 2010 % Change
NON-GAAP
Revenue 147.3 $       141.2 $       4% 129.0 $       14%
Operating Profit 16.5            14.1            17% 11.1            49%
Operating Profit % 11.2% 10.0% 1.2 pts        8.6% 2.6 pts
Net Income 11.6            11.3            3% 10.7            8%
EPS 0.25 $         0.23 $         9% 0.23 $         9%
GAAP
GAAP Net Income 6.1               3.6               69% 13.4            (54%)
GAAP EPS 0.13 $         0.07 $         86% 0.29 $         (55%)
Non-GAAP numbers have been adjusted to exclude certain items.  See GAAP to non-GAAP reconciliation and our use of non-GAAP information.

Reconciliation of GAAP to Non-GAAP
Reconciliation of GAAP to Non-GAAP
•
This information speaks of the date hereof and is not subject to update.
•
Non-GAAP numbers have been adjusted to exclude certain items.  See our description of our use of non-GAAP information.
14
GAAP to Non-GAAP Reconciliation ($M)
Q110 Q210 Q310 Q410 FY10 Q111 Q211 Q311 FY11 YTD
GAAP
Net Income (Loss) (11.4) (2.5) 13.4 8.0 7.5 6.2 3.6 6.1 16.0
EPS (0.25) $   (0.06) $   0.29 $     0.17 $     0.16 $     0.13 $     0.07 $     $0.13 0.33 $
ADJUSTMENTS
COGS: Excess Solvent Inventories &
End of Life Purchases
- 2.3 - - 2.3 - - - $       -
COGS: Stock Based Compensation Expense 0.3 0.3 0.3 0.2 1.0 0.2 0.4 0.7 $       1.3
OPEX: Stock Based Compensation Expense 3.7 3.0 4.6 3.6 14.9 5.0 6.7 4.6 $       16.2
OPEX: Amortization of Identified Intangibles 2.9 2.9 3.4 3.2 12.4 3.4 3.0 2.3 $       8.7
OPEX: Acquisition-Related Transaction Costs 0.6 0.5 0.1 - 1.2 0.6 0.2 0.7 $       1.6
OPEX: Change in Fair Value of
Contingent Consideration - - - - - - - 1.5 $       1.5
OPEX: Restructuring and Other 2.0 1.0 1.0 0.3 4.3 1.4 0.4 0.6 $       2.3
OI&E: Gain on Sale of Minority Investment
in a Privately-Held Company - - - - - - - (2.9) $      (2.9)
Tax Effect of Non-GAAP Adjustments 1.7 (3.4) (12.0) (2.0) (15.7) (3.3) (3.0) (2.0) $      (8.3)
NON-GAAP
Non-GAAP Net Income (Loss) (0.1) $     4.0 $       10.7 $     13.3 $     27.9 $     13.5 $     11.3 $     11.6 $     36.4 $
Non-GAAP EPS - $       0.09 $     0.23 $     0.28 $     0.59 $     0.28 $     0.23 $     $0.25 0.75 $

Share Count (Millions)
54.0
52.0
50.0
48.0
46.0
44.0
42.0
40.0
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$(0.05)
$(0.10)
$(0.15)
(0.08)
(0.12)
(0.05)
0.05
(0.00)
0.09
0.23
0.28
0.28
0.23
0.25
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11

	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11	Q3 11
Diluted Sharecount	51.6	49.0	49.4	50.5	44.7	46.5	46.9	48.1	48.4	48.5	47.3
Basic Sharecount	51.5	49.1	49.4	48.8	44.7	45.2	45.6	46	46.7	46.6	46.1
Diluted EPS	(0.08)	(0.12)	(0.05)	0.05	(0.00)	0.09	0.23	0.28	0.28	0.23	0.25
Basic EPS	(0.08)	(0.12)	(0.05)	0.05	(0.00)	0.09	0.23	0.29	0.29	0.24	0.25

Diluted Sharecount   Basic Sharecount   Diluted EPS

efi

Share Count & Non-GAAP EPS Share Count & Non-GAAP EPS Non-GAAP numbers have been adjusted to exclude certain items. See GAAP to non-GAAP reconciliation and our use of non-GAAP information. 15